UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 8, 2018

TIME INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36218	13-3486363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Liberty Street

New York, NY 10281

(Address of Principal Executive Offices) (Zip Code)

(212) 522-1212

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        On January 8, 2018, the Compensation Committee (the “Committee”) of the board of directors of Time Inc. (the “Company”) took the following actions related to the compensation of the Company’s named executive officers:

•	determined that each of the performance goals established as a condition to the exercisability of the stock options granted to the Company’s executive officers on July 24, 2017 (the “Performance Options”) had been satisfied;

•	provided that each Performance Option then outstanding would become fully vested upon the closing of the merger (the “Merger Closing”) contemplated by the Agreement and Plan of Merger, dated as of November 26, 2017, among the Company, Meredith Corporation and Gotham Merger Sub, Inc. (the “Merger Agreement”), such that each such Performance Option will under the Merger Agreement be canceled and converted into the right to receive a cash amount equal to the product of (i) the total number of shares of common stock of the Company underlying the Performance Option multiplied by (ii) the excess, if any, of the merger consideration payable under the Merger Agreement (the “Merger Consideration”) over the exercise price per share of such Performance Option;

•	provided that each of the performance stock units granted to the Company’s executive officers on February 13, 2017 (“Company PSUs”) then outstanding would become fully vested upon the Merger Closing, such that each such Company PSU will under the Merger Agreement be canceled and converted into the right to receive a cash amount equal to the product of (i) the total number of shares of common stock then underlying such Company PSU, assuming achievement of performance at target, multiplied by (ii) the Merger Consideration; and

•	approved the payment of a one-time, non-recurring cash bonus of $325,000 to each of Richard Battista, President and Chief Executive Officer of the Company, Gregory Giangrande, Executive Vice President, Chief Human Resources and Communications Officer of the Company, Susana D’Emic, Executive Vice President and Chief Financial Officer of the Company, and Jennifer Wong, Chief Operating Officer and President, Digital, of the Company, subject in each case to (i) the occurrence of the Merger Closing and (ii) such executive’s continued employment with the Company through the Merger Closing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME INC.
(Registrant)

By:	/s/ Susana D’Emic
Susana D’Emic
Executive Vice President and Chief Financial Officer

Date: January 11, 2018